UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT TCM Small Cap Growth Fund TCM Small-Mid Cap Growth Fund

September 30, 2007

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2
TCM Small Cap Growth Fund
Fund Information	7
Performance	8
Schedule of Investments	9
TCM Small-Mid Cap Growth Fund
Fund Information	12
Performance	13
Schedule of Investments	14
Fund Expense Examples	17
Financial Statements
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Report to Shareholders	32
Approval of Investment Advisory Agreement	33
Additional Information	38

TCM GROWTH FUNDS

November 1, 2007

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the ÒSmall Cap FundÓ) and TCM Small-Mid Cap Growth Fund (the ÒSMID Cap FundÓ).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2007.  The SMID Cap Fund began operations on June 29, 2007, so the performance review and financial statements in this report for that Fund cover the three months ended September 30, 2007.

Small Cap Fund

Fiscal Year Performance Overview.  The fourth quarter of 2006 rang in the New Year on a positive note, with all equity indexes posting impressive returns regardless of style or market capitalization.  The first quarter of 2007 proved to be more challenging, ending in positive territory for most indices after a sharp correction that started in February.  Volatility continued to increase throughout the next two calendar quarters but overall the market has been very strong during a period of economic uncertainty.  Quarterly returns for the one year ended September 30, 2007 for the Small Cap Fund as well as the Russell 2000 Growth Index, the Fund’s benchmark, and the S&P 500 Index were:

	Small Cap Fund	Russell 2000 Growth	S&P 500
4th Quarter 2006	7.52%	8.77%	6.70%
1st Quarter 2007	3.87%	0.64%	2.48%
2nd Quarter 2007	7.82%	6.69%	6.28%
3rd Quarter 2007	4.60%	0.02%	2.03%

For the one year ended September 30, 2007, the Small Cap Fund did very well and posted a total return of 25.96%, which compares to 18.94% for the Russell 2000 Growth Index and 21.55% for the average small cap growth fund in the Lipper universe.  The Small Cap Fund marked its three-year anniversary at the end of September and has performed very well against its benchmark and peers for that period.  Please refer to the performance information following this letter.  The Fund closed to new investors in January 2007.

Performance Attribution.  The Small Cap Fund outperformed its benchmark by 7% for the one year ended September 30, 2007. Approximately 80% of this outperformance was attributable to positive stock selection by the Fund’s advisor, Tygh Capital Management.  Stock selection in the following sectors contributed the most to total return during the period: Industrials, Information Technology, Telecomm Service, Financials, Materials, and Energy.  Regarding specific stocks, the top ten contributors to the Fund’s total return during the period were:

TCM GROWTH FUNDS

McDermott International (engineering/project management services to worldwide energy sector)
aQuantive, Inc. (digital marketing technologies)
Core Laboratories (technical services to oil & gas industry worldwide)
Ansys (engineering simulation software)
Washington Group International (design and engineering services)
Ladish (forged/cast metal components for aerospace and industrial markets)
Metal Management (recycler of industrial scrap metal)
Huron Consulting Group (financial and operational consulting services)
Concur Technologies (corporate travel and expense management software)
LKQ (recycled automotive OEM products)

We continue to hold all of these stocks except aQuantive, which was bought by Microsoft in May, and Metal Management, which was sold earlier in the year after reaching price targets.  Many of our successful investments for the period were stocks of industrial and business services companies that have benefited from strong world economic growth.  Regarding significant disappointments, several stocks failed to deliver on expected results, including Rackable Systems (high density servers and storage systems), which announced in January that it expected to fall far short of the consensus earnings expectations due to pricing pressures.  Lacking confidence in management’s ability to correct that problem in the near term, we sold the stock and it continued to fall in price.  Another disappointment for the period was Trident Microsystems, which makes integrated circuits for digital media applications (e.g., LCD televisions).  We sold the stock in the $15-16 range as the company’s financial performance deteriorated under pricing pressures from competitors in Asia.  The company subsequently failed to meet earnings expectations and the stock has since fallen significantly in price.

The effect of the Small Cap Fund’s sector weights on relative performance was positive, with the largest contribution coming from our underweight in Financials and Consumer Discretionary and our overweight in Materials and Information Technology.  Cash was our most significant detractor to performance given the strong positive performance during the period.

SMID Cap Fund

Performance Overview.  The SMID Cap Fund began operations on June 29, 2007.  The total return for the Fund for the three months ended September 30, 2007 was 5.90%, which compares 0.66% for the Russell 2500 Growth Index, the Fund’s benchmark.

Performance Attribution.  Over 85% of our outperformance for the quarter was attributable to stock selection, primarily in the following sectors – Information

TCM GROWTH FUNDS

Technology, Consumer Discretionary, Industrials and Energy.  The top five contributing stocks to absolute returns for the quarter were:

McDermott International (engineering/project management services to the energy sector)
Ansys (engineering simulation software)
GameStop (video game products)
LKQ (recycled automotive OEM products)
Foster Wheeler (engineering and construction services to energy industry)

McDermott International was the top contributor last quarter, driven by very positive results in its offshore oil and gas construction unit. Ansys is a beneficiary of the significant growth in the use of computer-aided design (CAD) systems.  Ansys’s computer-aided engineering (CAE) systems enable users to simulate CAD developed designs in a variety of conditions to see if they actually work.  With an increasing number of CAD users acquiring Ansys products, the company reported strong earnings and raised guidance during the quarter.  Another strong performer for the quarter was LKQ, which supplies recycled OEM parts to the automotive industry.  LKQ announced the acquisition of Keystone Automotive Industries (another portfolio holding) during the quarter, which will result in increased market share for its products.  On the disappointment side, Bare Escentuals (cosmetic, skin care and body care products) reported strong year over year revenue and earnings growth but lowered second half expectations for one of its main distribution channels – infomercials.  Given concerns over increased competition on the horizon and that the infomercial weakness may be a Òcanary in the coal mine,Ó we sold half our position in early August and the rest in late September after a bounce in the stock.

Our underweight in Financials and Consumer Discretionary helped relative performance as the subprime meltdown and housing downturn continued to plague those sectors.  Our overweight in Information Technology, which topped the overall benchmark, also helped the portfolio.

Market Review

As can be seen from the table above on quarterly performance of the Small Cap Fund, the fiscal year ended September 30, 2007 resembled the proverbial Òroller coasterÓ and increasingly we saw a return to a more traditional level of market volatility.  And while the end result for the period was very positive, there were some wild rides for investors during the first and third quarters of 2007.  The fiscal year started out with a very strong fourth quarter in 2006 marked by significant rotations in sector leadership as Energy, Industrials and Materials went from underperforming in the third quarter to top performers for the fourth. 2007 started out with a nearly 4% correction from overbought conditions created by a strong

TCM GROWTH FUNDS

fourth quarter, sparked by Fed commentary that dashed hopes for a rate cut anytime soon.  A nice rally (nearly 6%) ensued in February across all benchmarks until the Shanghai stock market plummeted over 9% on February 27.  Markets throughout the world reacted strongly and gave back much of the year’s gain over the subsequent week, with the Russell 2000 Index dropping 8.4% in six days at the end of February and the first days of March.  In our opinion this mini-panic had very little to do with fundamentals (economic growth, earnings, interest rates) and more to do with exorcising excessive risk taking.  The market then recovered 5.7% into the end of the first quarter.

The stock market continued to steam roll ahead in April and May with the global economy supporting positive performance in the Energy and Industrials sectors.  On May 30, the S&P 500 reached a peak that was last seen at the end of the so-called internet bubble in March 2000.  The strong appetite for mergers and acquisitions only increased during the second quarter and our portfolios benefited from the significant premiums being paid for some of these companies (e.g., aQuantive and Washington Group).  This proved to be the peak in the buyout frenzy as higher interest rates acted as a damper, and banks pulled in their horns on making increasingly risky bridge loans that supported many of the private equity sponsored deals.

The bond market also saw its share of excitement as the market for subprime loans showed signs of cracking amid increased default rates on these loans.  Financial stocks suffered and were the worst performing sector in any equity index during the second quarter.  The Fed was steady as she goes with interest rates, but continued to voice concerns about inflationary pressures in the economy.  At the same time, companies were having difficulties matching past torrid growth rates and investors are worried about a slowing economy.  In the face of these concerns, all equity indices posted negative returns for the month of June.

The third quarter was marked by many conflicting signals, as we saw such financial headlines like Òstrong economyÓ, ÒSubprime carnageÓ, Òliquidity crisisÓ, ÒFed cut rallyÓ, and Òhuge writedowns spark rally.Ó  After a strong start, the market reacted very negatively in mid-July to the calamities seen in the housing and subprime mortgage markets.  As investors moved to the safety of U.S. treasuries, pushing prices up and yields down, credit spreads finally started to widen towards their historic norms and signs of credit tightening surfaced.  This reprising of risk resulted in a significant market drop with the S&P 500 and Russell 2000 Indexes falling -9.04% and -11.49%, respectively, during the July 18 – August 15 period. In mid-August, the Fed cut the discount rate charged to banks for borrowing from the Federal Reserve Bank, which was more of a positive signal to the markets rather than a substantive move to ease a perceived liquidity crunch.  The market reacted

TCM GROWTH FUNDS

positively to this move and started its climb back to the highs seen in mid-July.  A hefty 0.50% cut in the Fed Funds rate in mid-September only served to fuel the rebound.

Not all asset classes and economic sectors were treated equally in this volatile quarter.  In general, large cap outperformed small cap and growth increased its dominance over value.  The sectors most adversely impacted by the subprime mortgage mess and housing downturn were Financials and Consumer Discretionary, while Technology and Health Care had relatively good quarters.  The pronounced weighting differences in these sectors in the growth and values indices accounted for much of the difference in style performance.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

This report reflects our views, opinions and portfolio holdings as of September 30, 2007, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.

Performance reflects fee waivers.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor (11/07)

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2007 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/2004
Total Assets	$601 million
Total Operating Expenses	0.93%

Top Ten Holdings (% of net assets)
Ansys, Inc	2.77%	Ansoft Corp.	1.72%
Washington Group		Amphenol Corp. - Class A	1.68%
International, Inc.	2.55%	MICROS Systems, Inc.	1.64%
Affiliated Managers		Airgas, Inc.	1.61%
Group Corp.	2.53%	Tessera Technologies, Inc.	1.58%
McDermott International, Inc.	2.09%	RPM International, Inc.	1.51%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

Sector allocations and fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000 GROWTH INDEX

Average Annual Returns for the periods through September 30, 2007

		Three	Since Inception
	One Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	25.96%	23.59%	23.59%
Russell 2000 Growth Index	18.94%	14.10%	14.10%
Lipper Small Cap Growth Average	21.55%	14.46%	14.46%

Total Annual Fund Operating Expenses:  0.97% (includes 0.02% of Acquired Fund Fees and Expenses)

Acquired Fund Fees and Expenses are the expenses indirectly incurred by the Fund by investing its cash in unaffiliated money market funds.  These expenses are not used to calculate the Fund’s net asset value.

The above chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004 (the ÒFund’s inceptionÓ), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2007

Shares		Value
COMMON STOCKS - 96.5%
Aerospace & Defense - 1.1%
121,702	Ladish Co., Inc.*	$6,752,027
Air Freight & Logistics - 0.7%
172,656	UTI Worldwide, Inc.	3,967,635
Auto Components - 1.6%
20,649	Keystone Automotive
	Industries, Inc.*	986,196
253,454	LKQ Corp.*	8,822,734
		9,808,930
Biotechnology - 0.1%
20,998	Kendle
	International, Inc.*	872,047
Capital Markets - 2.7%
119,010	Affiliated Managers
	Group, Inc.*	15,174,965
54,586	Duff & Phelps Corp.*	1,001,653
		16,176,618
Chemicals - 4.2%
187,559	Airgas, Inc.	9,683,671
119,837	OM Group, Inc.*	6,328,592
379,828	RPM International, Inc.	9,096,881
		25,109,144
Commercial Services & Supplies - 3.9%
50,249	American
	Reprographics Co.*	940,661
139,513	Corinthian
	Colleges, Inc.*	2,219,652
220,101	Cornell
	Companies, Inc.*	5,183,379
146,113	CoStar Group, Inc.*	7,809,740
44,311	GeoEye, Inc.*	1,141,008
270,496	On Assignment, Inc.*	2,526,433
160,655	Resources
	Connection, Inc.	3,719,163
		23,540,036
Communications Equipment - 3.2%
103,660	Ciena Corp.*	3,947,373
846,693	Harmonic, Inc.*	8,983,413
285,155	SiRF Technology
	Holdings, Inc.*	6,088,059
		19,018,845
Computers & Peripherals - 0.9%
215,961	Intermec, Inc.*	5,640,901
Construction & Engineering - 7.9%
184,251	Chicago Bridge
	& Iron Co. NV	7,933,848
233,688	EMCOR Group, Inc.*	7,328,456
285,012	MasTec, Inc.*	4,010,119
232,342	McDermott
	International, Inc.*	12,565,055
174,741	Washington Group
	International, Inc.*	15,344,007
		47,181,485
Diversified Telecommunication Services - 1.4%
181,395	Aruba Networks, Inc.*	3,627,900
207,365	Cogent Communications
	Group, Inc.*	4,839,899
		8,467,799
Electrical Equipment - 0.0%
6,337	Energy Conversion
	Devices, Inc.*	143,977
Electronic Equipment & Instruments - 4.6%
254,077	Amphenol
	Corp. - Class A	10,102,102
124,099	MTS Systems Corp.	5,162,518
196,525	NovAtel, Inc.*	7,713,606
203,211	OSI Systems, Inc.*	4,574,280
		27,552,506
Energy Equipment & Services - 2.1%
67,451	Core Laboratories NV*	8,592,583
69,945	Dril-Quip, Inc.*	3,451,786
54,580	ION Geophysical
	Corporation*	754,841
		12,799,210

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2007 (Continued)

Shares		Value
Food & Staples Retailing - 0.9%
209,262	United Natural
	Foods, Inc.*	$5,696,112
Health Care Equipment & Supplies - 11.0%
259,826	Abaxis, Inc.*	5,833,094
51,269	Accuray, Inc.*	895,157
398,756	American Medical
	Systems Holdings, Inc.*	6,758,914
116,151	Arrow International, Inc.	5,283,709
74,954	Arthrocare Corp.*	4,189,179
104,264	The Cooper
	Companies, Inc.	5,465,519
131,610	Haemonetics Corp.*	6,504,166
79,509	Hologic, Inc.*	4,850,049
142,583	Illumina, Inc.*	7,397,206
97,451	Micrus Endovascular
	Corp.*	1,780,430
236,633	Sirona Dental
	Systems, Inc.*	8,440,699
79,639	Somanetics Corp.*	1,482,878
23,110	SurModics, Inc.*	1,132,621
226,850	Wright Medical
	Group, Inc.*	6,084,117
		66,097,738
Health Care Providers & Services - 9.0%
114,771	The Advisory Board Co.*	6,710,661
6,231	Athenahealth, Inc.*	211,293
77,494	Chemed Corp.	4,817,027
256,313	HealthExtras, Inc.*	7,133,191
154,768	Healthways, Inc.*	8,352,829
133,878	ICON PLC - ADR*	6,831,794
152,390	Psychiatric
	Solutions, Inc.*	5,985,879
135,564	Sierra Health Services*	5,719,445
496,518	Sun Healthcare
	Group, Inc.*	8,296,816
		54,058,935
Health Care Technology - 2.2%
223,225	Allscripts Healthcare
	Solutions, Inc.*	6,033,772
420,150	Trizetto Group*	7,356,826
		13,390,598
Hotels, Restaurants & Leisure - 3.3%
116,424	Ambassadors
	Group, Inc.	4,435,754
222,316	Bally Technologies*	7,876,656
184,293	BJ’s Restaurants, Inc.*	3,879,368
72,359	Orient-Express
	Hotels Ltd. - Class A	3,709,846
		19,901,624
Household Durables - 0.2%
35,864	Universal
	Electronics, Inc.*	1,165,580
Insurance Agents, Brokers, & Service - 0.5%
307,776	Meadowbrook Insurance
	Group, Inc.*	2,773,062
Internet Software & Services - 1.6%
25,394	Ariba, Inc.*	273,747
311,353	Internap Network
	Services Corp.*	4,411,872
162,375	Vocus, Inc.*	4,747,845
		9,433,464
IT Services - 1.8%
149,386	Euronet Worldwide, Inc.*	4,447,221
89,128	MPS Group, Inc.*	993,777
387,122	Tyler Technologies, Inc.*	5,168,079
		10,609,077
Leisure Equipment & Products - 1.3%
472,272	Callaway Golf Co.	7,561,075
Life Science Tools & Services - 1.0%
93,695	Techne Corp.*	5,910,281
Machinery - 1.3%
125,297	Kadant, Inc.*	3,508,316
53,216	Kennametal, Inc.	4,469,080
		7,977,396
Management Consulting Services - 0.8%
67,934	Huron Consulting
	Group, Inc.*	4,933,367
Marine - 1.4%
188,423	Kirby Corp.*	8,316,991

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2007 (Continued)

Shares		Value
Oil & Gas - 1.9%
201,662	Goodrich
	Petroleum Corp.*	$6,392,685
107,474	Penn Virginia Corp.	4,726,707
		11,119,392
Oil, Gas & Consumable Fuels - 0.3%
249,687	Rex Energy Corp.*	2,009,980
Pharmaceuticals - 1.7%
150,086	Axcan Pharma, Inc.*	3,117,286
224,179	Medicis Pharmaceutical
	Corp. - Class A	6,839,701
		9,956,987
Prepackaged Software - 0.9%
283,733	Phase Forward, Inc.*	5,677,497
Semiconductor & Semiconductor Equipment - 7.6%
135,368	Cavium Networks, Inc.*	4,399,460
277,533	FEI Co.*	8,722,862
155,587	Hittite
	Microwave Corp.*	6,869,166
685,592	Lattice Semiconductor
	Corp.*	3,078,308
161,486	Supertex, Inc.*	6,440,062
252,997	Tessera
	Technologies, Inc.*	9,487,387
275,098	Verigy Ltd.*	6,797,672
		45,794,917
Software - 12.8%
313,467	Ansoft Corp.*	10,338,142
487,453	Ansys, Inc.*	16,656,269
242,772	Concur
	Technologies, Inc.*	7,652,173
337,924	Magma Design
	Automation, Inc.*	4,754,591
151,735	MICROS Systems, Inc.*	9,873,396
20,342	MicroStrategy, Inc.*	1,613,934
152,282	Quality Systems, Inc.	5,578,090
98,798	SPSS, Inc.*	4,064,550
259,302	Ultimate Software
	Group, Inc.*	9,049,640
89,606	Verint Systems, Inc.*	2,329,756
401,455	Wind River
	Systems, Inc.*	4,725,125
		76,635,666
Specialty Retail - 0.6%
45,044	Tractor Supply Co.*	2,076,077
36,312	Volcom, Inc.*	1,543,986
		3,620,064
TOTAL COMMON STOCKS
(Cost $469,435,819)		579,670,962

Par
SHORT-TERM INVESTMENTS - 3.1%
Commercial Paper - 3.1%
$18,765,000	Deutsche Bank,
	15.184%, 10/01/2007	18,765,000

Shares
Investment Companies - 0.0%
26,405	SEI Daily Income Trust
	Government Fund	26,405
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,791,405)		18,791,405
TOTAL INVESTMENTS
IN SECURITIES - 99.6%
(Cost $488,227,224)		598,462,367
Other Assets in Excess
of Liabilities - 0.4%		2,332,360
TOTAL NET ASSETS - 100.0%		$600,794,727

*  Non-income producing security.
ADRAmerican Depository Receipt

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2007

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/2007
Total Assets	$3 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
Ansys, Inc	3.13%	Amphenol Corp. - Class A	2.36%
McDermott International, Inc.	3.12%	Activision, Inc.	2.01%
Washington Group		Tessera Technologies, Inc.	1.76%
International, Inc.	2.40%	SanDisk Corp.	1.75%
Affiliated Managers		Global Payments, Inc.	1.55%
Group Corp.	2.36%	Airgas, Inc.	1.52%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

Sector allocations and fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

The Russell 2500 Growth Index is an unmanaged index representing those Russell 2500 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2500 GROWTH INDEX

Total Return for the period through September 30, 2007

Since Inception (6/29/2007)
TCM Small-Mid Cap Growth Fund	5.90%
Russell 2500 Growth Index	0.66%

The above chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2007 (the ÒFund’s inceptionÓ), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2007

Shares		Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 2.0%
766	Goodrich Corp.*	$52,264
358	Moog, Inc.*	15,731
		67,995
Air Freight & Logistics - 0.6%
941	UTI Worldwide, Inc.	21,624
Auto Components - 1.4%
1,383	LKQ Corp.*	48,142
Beverages - 1.3%
805	Hansen Natural Corp.*	45,627
Capital Markets - 4.6%
645	Affiliated Managers
	Group, Inc.*	82,244
1,691	Invesco PLC - ADR	46,164
1,190	Jefferies Group, Inc.	33,118
		161,526
Chemicals - 4.4%
1,029	Airgas, Inc.	53,128
931	Albemarle Corp.	41,150
510	OM Group, Inc.*	26,933
1,379	RPM International, Inc.	33,027
		154,238
Commercial Services & Supplies - 2.1%
132	American
	Reprographics Co.*	2,471
1,007	Republic Services, Inc.	32,939
846	Resources Connection, Inc.	19,585
561	Robert Half
	International, Inc.	16,751
		71,746
Communications Equipment - 2.8%
586	Ciena Corp.*	22,315
563	CommScope, Inc.*	28,285
981	NICE Systems Ltd. - ADR*	35,159
619	SiRF Technology
	Holdings, Inc.*	13,216
		98,975
Computer Programming Services - 0.5%
1,371	BEA Systems, Inc.*	19,016
Computers & Peripherals - 2.8%
1,331	Intermec, Inc.*	34,766
1,108	SanDisk Corp.*	61,051
		95,817
Construction & Engineering - 11.5%
1,007	Chicago Bridge
	& Iron Co. NV	43,361
1,255	EMCOR Group, Inc.*	39,357
320	Foster Wheeler, Ltd.*	42,010
2,010	McDermott
	International, Inc.*	108,701
1,898	Quanta Services, Inc.*	50,202
627	URS Corp.*	35,394
953	Washington Group
	International, Inc.*	83,683
		402,708
Diversified Telecommunication Services - 1.2%
1,858	Time Warner
	Telecom, Inc.*	40,820
Electrical Equipment - 1.5%
35	Energy Conversion
	Devices, Inc.*	795
783	General Cable Corp.*	52,555
		53,350
Electronic Equipment & Instruments - 2.5%
2,071	Amphenol Corp. - Class A	82,343
29	Mettler-Toledo
	International, Inc.*	2,958
		85,301
Energy Equipment & Services - 4.9%
473	Cameron International
	Corporation*	43,653
365	Core Laboratories NV*	46,497
343	Diamond Offshore
	Drilling, Inc.	38,859
360	Dril-Quip, Inc.*	17,766
438	Grant Prideco, Inc.*	23,880
		170,655

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2007 (Continued)

Shares		Value
Food & Staples Retailing - 0.9%
1,161	United Natural
	Foods, Inc.*	$31,602
Health Care Equipment & Services - 1.3%
1,282	Sirona Dental
	Systems, Inc.*	45,729
Health Care Equipment & Supplies - 7.9%
2,326	American Medical
	Systems Holdings, Inc.*	39,426
415	Arthrocare Corp.*	23,194
586	The Cooper
	Companies, Inc.	30,718
756	Haemonetics Corp.*	37,361
581	Hologic, Inc.*	35,441
686	Illumina, Inc.*	35,590
462	Kyphon, Inc.*	32,340
925	ResMed, Inc.*	39,655
		273,725
Health Care Providers & Services - 5.8%
616	The Advisory Board Co.*	36,018
432	Chemed Corp.	26,853
1,389	HealthExtras, Inc.*	38,656
721	Healthways, Inc.*	38,912
879	Psychiatric Solutions, Inc.*	34,527
653	Sierra Health Services*	27,550
		202,516
Health Care Technology - 1.7%
1,113	Allscripts Healthcare
	Solutions, Inc.*	30,084
976	IMS Health, Inc.	29,905
		59,989
Hotels, Restaurants & Leisure - 2.2%
1,279	Bally Technologies*	45,315
631	Orient-Express Hotels
	Ltd. - Class A	32,351
		77,666
Insurance - 1.1%
699	Assurant, Inc.	37,397
Internet Software & Services - 2.9%
569	Equinix, Inc.*	50,465
1,539	VeriSign, Inc.*	51,926
		102,391
IT Services - 2.4%
833	Euronet Worldwide, Inc.*	24,799
1,223	Global Payments, Inc.	54,081
488	MPS Group, Inc.*	5,441
		84,321
Life Science Tools & Services - 1.4%
764	Techne Corp.*	48,193
Machinery - 0.7%
290	Kennametal, Inc.	24,354
Marine - 1.5%
1,144	Kirby Corp.*	50,496
Office Electronics - 0.8%
727	Zebra Technologies Corp.*	26,528
Oil & Gas - 0.6%
651	Goodrich Petroleum Corp.*	20,637
Pharmaceuticals - 1.0%
1,144	Medicis Pharmaceutical
	Corp. - Class A	34,904
Prepackaged Software - 0.9%
1,812	Foundry Networks, Inc.*	32,199
Semiconductor & Semiconductor Equipment - 4.1%
959	Hittite Microwave Corp.*	42,340
1,634	Tessera Technologies, Inc.*	61,275
1,573	Verigy Ltd.*	38,869
		142,484
Software - 8.7%
3,240	Activision, Inc.*	69,952
3,195	Ansys, Inc.*	109,173
764	MICROS Systems, Inc.*	49,713
854	Quality Systems, Inc.	31,282
670	Verint Systems, Inc.*	17,420
312	VMware, Inc.*	26,520
		304,060

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2007 (Continued)

Shares		Value
Specialty Retail - 2.7%
812	GameStop Corp.*	$45,756
1,118	O’Reilly Automotive, Inc.*	37,352
264	Tractor Supply Co.*	12,168
		95,276
Trading Companies & Distributors - 1.1%
787	MSC Industrial Direct
	Co., Inc. Class - A	39,814
Wireless Telecommunication Services - 1.4%
594	NII Holdings, Inc.*	48,797
TOTAL COMMON STOCKS
(Cost $3,129,152)		3,320,618

Par
SHORT-TERM INVESTMENTS - 4.3%
Commercial Paper - 3.9%
$136,000	Deutsche Bank,
	4.806%, 10/01/2007	136,000
Shares
Money Market Fund - 0.4%
15,028	SEI Daily Income Trust
	Government Fund	15,028
TOTAL SHORT-TERM INVESTMENTS
(Cost $151,028)		151,028
TOTAL INVESTMENTS
IN SECURITIES - 99.5%
(Cost $3,280,180)		3,471,646
Other Assets in Excess
of Liabilities - 0.5%		16,617
TOTAL NET ASSETS - 100.0%		$3,488,263

*  Non-income producing security.
ADRAmerican Depository Receipt

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the ÒFundsÓ), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (04/01/07 - 9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (ÒIRAÓ) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ÒExpenses Paid During PeriodÓ to estimate the expenses you paid on your account during this period.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	04/01/07	9/30/07	04/01/07 – 9/30/07*
Actual	$1,000	$1,260	$5.21
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.66

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	06/29/07*	9/30/07	06/29/07 – 9/30/07**
Actual	$1,000	$1,059	$2.52
Hypothetical (5% return
before expenses)	$1,000	$1,010	$2.46

*	The Fund commenced operations on 6/29/2007.
**
Expenses are equal to the Fund’s annualized expense ratio for the since inception period of 0.95% (fee waivers in effect) multiplied by the average account value over the period multiplied by 94/365 (to reflect the since inception period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2007

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value
(cost $488,227,224 and $3,280,180,
respectively)(Note 2)	$598,462,367	$3,471,646
Cash	6,265	30
Receivables:
Investment securities sold	8,665,998	38,212
Fund shares sold	1,738,866	—
Dividends and interest	64,590	1,072
Due from advisor, net	—	4,955
Prepaid expenses	23,444	16,039
Total assets	608,961,530	3,531,954

LIABILITIES
Payables:
Investment securities purchased	6,107,789	18,548
Fund shares redeemed	1,589,770	—
Investment advisory fees	382,875	—
Fund accounting fees	12,354	811
Transfer agent fees	4,379	2,743
Administration fees	20,984	233
Custody fees	16,034	3,139
Chief compliance officer fees	1,100	21
Other accrued expenses	31,518	18,196
Total liabilities	8,166,803	43,691
NET ASSETS	$600,794,727	$3,488,263
Net asset value, offering and redemption price per share
($600,794,727/16,532,167 and $3,488,263/164,731
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$36.34	$21.18

COMPONENTS OF NET ASSETS
Paid-in capital	$441,741,964	$3,311,678
Accumulated net realized
gain (loss) on investments	48,817,620	(14,881)
Net unrealized appreciation on investments	110,235,143	191,466
Net assets	$600,794,727	$3,488,263

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2007

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $3,691 and $10, respectively)	$1,148,772	$2,118
Interest	943,715	1,341
Other income	1,318	—
Total investment income	2,093,805	3,459

EXPENSES (Note 3)
Investment advisory fees	3,985,083	3,882
Administration fees	244,066	267
Custody fees	94,278	5,401
Fund accounting fees	81,955	1,107
Registration fees	35,411	4,819
Transfer agent fees	27,758	5,632
Reports to shareholders	27,226	2,229
Miscellaneous expenses	26,191	1,045
Trustee fees	24,319	1,798
Audit fees	22,961	12,000
Legal fees	9,978	2,433
Insurance expense	7,090	110
Chief compliance officer fees	5,095	300
Total expenses	4,591,411	41,023
Plus: prior year fees waived subject to recoupment	32,598	—
Less: fees waived	—	(36,413)
Net expenses	4,624,009	4,610
Net investment loss	(2,530,204)	(1,151)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	56,146,282	(14,881)
Change in net unrealized
appreciation on investments	59,301,758	191,466
Net realized and unrealized gain on investments	115,448,040	176,585
Net increase in net assets
resulting from operations	$112,917,836	$175,434

*    Fund commenced operations on 6/29/2007.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,530,204)	$(1,646,747)
Net realized gain on investments	56,146,282	8,600,340
Change in net unrealized
appreciation on investments	59,301,758	20,775,342
Net increase in net assets
resulting from operations	112,917,836	27,728,935
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(12,771,028)	(1,549,193)
Total distributions to shareholders	(12,771,028)	(1,549,193)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	116,603,353	180,062,487
Total increase in net assets	216,750,161	206,242,229
NET ASSETS
Beginning of year	384,044,566	177,802,337
End of year	$600,794,727	$384,044,566

(a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2007		September 30, 2006
	Shares	Value	Shares	Value
Shares sold	5,864,914	$190,586,612	8,816,186	$259,276,770
Shares issued
in reinvestment
of distributions	395,005	12,517,706	56,527	1,535,291
Shares redeemed (b)	(2,642,595)	(86,500,965)	(2,773,733)	(80,749,574)
Net increase	3,617,324	$116,603,353	6,098,980	$180,062,487

(b)   Net of redemption fees of $3,123 and $14,074 respectively.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL-MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30, 2007*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,151)
Net realized loss on investments	(14,881)
Change in net unrealized appreciation on investments	191,466
Net increase in net assets resulting from operations	175,434
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,312,829
Total increase in net assets	3,488,263
NET ASSETS
Beginning of period	—
End of period	$3,488,263

(a)   Summary of capital share transactions is as follows:

	Period Ended
	September 30, 2007*
	Shares	Value
Shares sold	164,733	$3,312,868
Shares redeemed	(2)	(39)
Net increase	164,731	$3,312,829

*   Fund commenced operations on June 29, 2007.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended September 30,
	2007	2006	2005*
Net asset value, beginning of period	$29.74	$26.09	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.15)	(0.13)	(0.11)
Net realized and unrealized
gain on investments	7.73	4.00	6.20
Total from investment operations	7.58	3.87	6.09

LESS DISTRIBUTIONS:
From net realized gain	(0.98)	(0.22)	—
Total distributions	(0.98)	(0.22)	—
Net asset value, end of period	$36.34	$29.74	$26.09
Total return	25.96%	14.89%	30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$600.8	$384.0	$177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.92%	0.95%	0.98%
After fees waived/recouped
and expenses absorbed	0.93%	0.95%	0.95%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.50)%	(0.55)%	(0.63)%
After fees waived and expenses absorbed	(0.51)%	(0.55)%	(0.60)%

Portfolio turnover rate	121%	109%	138%

*   Fund commenced operations on October 1, 2004.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Period Ended
	September 30,2007*
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	1.19
Total from investment operations	1.18
Net asset value, end of period	$21.18
Total return	5.90	%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	8.50	%^
After fees waived and expenses absorbed	0.95	%^

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(7.79	)%^
After fees waived and expenses absorbed	(0.24	)%^

Portfolio turnover rate	13	%+

*   Fund commenced operations on June 29, 2007.
^   Annualized
+   Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the ÒFundsÓ) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the ÒTrustÓ), which is registered under the Investment Company Act of 1940, as amended (the Ò1940 ActÓ), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

The Funds’ investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ (ÒNASDAQÓ), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ shall be valued using the NASDAQ Official Closing Price (ÒNOCPÓ).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is Òfair valued,Ó consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At September 30, 2007, the Funds did not hold fair valued securities.

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007 (Continued)

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a Òregulated investment companyÓ and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (ÒNAVÓ) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007 (Continued)

accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended September 30, 2007, the TCM Small Cap Growth Fund decreased accumulated net investment loss by $2,530,204 and decreased accumulated net realized gain by $2,530,204.  Net assets were not affected by the change.  For the period ended September 30, 2007, the TCM Small-Mid Cap Growth Fund decreased undistributed net investment loss by $1,151 and decreased paid-in-capital by $1,151 due certain permanent book and tax differences.  Net assets were not affected by the change.

I.
New Accounting Pronouncements. Effective September 28, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007 (Continued)

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of September 28, 2007, open Federal and Massachusetts tax years include the tax years ended March 31, 2005 through 2007.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2007.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, ÒFair Value MeasurementÓ (ÒSFAS 157Ó), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the ÒAdvisorÓ) provides the Funds with investment management services under an Investment Advisory Agreement (the ÒAgreementÓ). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the period ended September 30, 2007, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $3,985,083 and $3,882 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses (excluding interest, taxes, acquired fund fees and extraordinary expenses) to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the period ended September 30, 2007, the Advisor recouped $32,598 from the TCM Small Cap Growth Fund and waived $36,413 in fees for the TCM Small-Mid Cap Growth Fund.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007 (Continued)

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Funds expenses it pays over the following three years after payment. At September 30, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund that may be reimbursed were $0 and $36,413, respectively.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2010	$36,413

The Funds must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the ÒUSBFSÓ), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the ÒAdministratorÓ) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $150 million	$85,000
$150 to $300 million	0.06% of average daily net assets
$300 to $650 million	0.05% of average daily net assets
Over $650 million	0.04% of average daily net assets

Administration fees are based on the collective assets of both funds.

For the period ended September 30, 2007, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $244,066 and $267 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the period ended September 30, 2007, the TCM Small Cap

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007 (Continued)

Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $5,095 and $300 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the ÒDistributorÓ) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the ÒCustodianÓ) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the TCM Small Cap Growth Fund for the period ended September 30, 2007, were $677,397,891 and $579,729,951, respectively and for the TCM Small-Mid Cap Growth Fund for the period ended September 30, 2007, were $3,497,659 and $353,626, respectively.

There were no purchases or sales of long-term U.S. Government securities for the period ended September 30, 2007.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2007 and 2006, respectively, for the TCM Small Cap Growth Fund were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$—	$1,548,387
Long-term capital gain	12,771,028	806
	$12,771,028	$1,549,193

For the period ended September 30, 2007, the TCM Small-Mid Cap Growth Fund did not have distributions.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS– September 30, 2007 (Continued)

As of September 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$488,965,549	$3,288,292
Gross unrealized appreciation	119,714,543	248,004
Gross unrealized depreciation	(10,217,725)	(64,650)
Net unrealized appreciation	$109,496,818	$183,354
Undistributed ordinary income	$20,860,072	$—
Undistributed long-term capital gain	28,695,873	—
Total distributable earnings	$49,555,943	$—
Other accumulated gain (loss)	—	(6,769)
Total accumulated gains	$159,052,763	$176,585

(a)
At September 30, 2007, the difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for federal income tax purposes.

NOTE 6 – CREDIT FACILITY

U.S Bank, N.A. (the ÒBankÓ) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes.  During the year ended September 30, 2007 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at September 30, 2007.

 TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the TCM Growth Funds and
The Board of Trustees of Professionally Management Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund, each  a series of Professionally Managed Portfolios (the ÒTrustÓ), as of September 30, 2007 and with respect to the TCM Small Cap Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and with respect to the TCM Small-Mid Cap Growth Fund the statement of operations, the statement of changes in net assets and the financial highlights from June 29, 2007 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small–Mid Cap Growth Fund as of September 30, 2007, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2007

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on February 12 and 13, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the Advisory Agreement with Tygh Capital Management (the ÒAdvisorÓ) for an initial two year period for the TCM Small-Mid Cap Growth Fund (the ÒSmall-Mid Cap Growth FundÓ). In addition, at a meeting held on August 13 and 14, 2007, the Board considered and approved the continuance of the Advisory Agreement with the Advisor for the TCM Small Cap Growth Fund (the ÒSmall Cap Growth FundÓ) (together with the Small Cap Growth Fund, the ÒFundsÓ) for another annual term.  At these meetings and at an additional meeting held on July 18 and 19, 2007 with respect to the annual renewal for the Small Cap Growth Fund, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided or to be provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm with respect to the Small Cap Growth Fund to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement for the Small-Mid Cap Growth Fund and the continuance of the Advisory Agreement for the Small Cap Growth Fund.

Small Cap Growth Fund

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded

 TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Small Cap Growth Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.  The Board noted that the Small Cap Growth Fund’s performance was above the median of its peer group for all time periods and was ranked in the first quartile for both the year-to-date and one year time periods, and was ranked in the second quartile for the six month and nine month time periods.  The Board concluded that the Advisor’s performance was satisfactory under current market conditions.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Small Cap Growth Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board received information that the advisory fee was below the fee the Advisor charged to its separately managed accounts at lower asset levels and above the fee it charged to its separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts are not identical, and was not excessive.  The Board noted that the Advisor had agreed to waive its fees or reimburse the Small Cap Growth Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Small Cap Growth Fund of 0.95%.  The Board also considered that the Fund was marketed more towards institutional investors with a $100,000 minimum initial investment. The Board noted that the Small Cap Growth Fund’s advisory fee on a contractual basis was below the peer group median and equivalent to the peer group median net of fee waivers or expense reimbursements.  The Board also noted

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

that the Small Cap Growth Fund’s total expense ratio was lower than the peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund did not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for Òsoft dollarsÓ.  The Board also considered that the Fund does not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

Small-Mid Cap Growth Fund

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board discussed the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s business continuity plan.  The Board also considered the prior relationship between

 TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  Since the Small-Mid Cap Growth Fund has not yet commenced operations, it was not possible for the Board to consider the performance of the Fund.  The Board considered the Advisor’s financial condition and whether it had the resources necessary to carry out its functions under the Advisory Agreement however, and concluded that the Advisor had the financial resources necessary to perform its obligations under the Advisory Agreement.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Trustees also discussed the costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to peer funds and separate accounts for other types of clients advised by the Advisor, as well as the proposed expense waiver. The Board noted that the Advisor agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio of 0.95%.  The Board noted that the Fund’s expected total operating expenses were lower than its peer group median and that the expense structure was in line with the fees charged by the Advisor to its other investment management clients and would not be excessive.  The Board also considered that the Fund would be marketed more towards institutional investors and would have a $100,000 minimum initial investment.  The Board also noted that the Fund’s expected expenses appeared to be within the range of the Advisor’s other accounts at certain asset levels.  The Board concluded that the fees to be paid to the Advisor were fair and reasonable in light of comparative expenses information.

4.	Economies of Scale. The Board also considered economics of scale that would be expected to be realized by the Advisor as the assets of the Fund

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

grow. The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse expenses through the initial two year term so that Fund does not exceed its specified expenses limitation.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board then considered the profits expected to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived the Advisor from its relationship with the fund particularly benefits that may be received in exchange for Òsoft dollars.Ó  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Small Cap Growth Fund and to approve the Advisory Agreement for the Small-Mid Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Small Cap Growth Fund and the approval of the Advisory Agreement for the Small-Mid Cap Growth Fund would be in the best interests of the each Fund and its shareholders.

 TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the ÒBoardÓ).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., prior thereto Senior		University of
Glendora, CA 91741			Vice President; formerly,		Virginia Law
			Senior Vice President,		School
			Norton Simon, Inc.		Foundation.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	2	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services),
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant since	2	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President, Investment		Trustee,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds.
(ÒICAÓ) (mutual
fund administrator).

Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President,	Not	Not
(born 1947)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
2020 E. Financial Way		Since	Services, LLC since
Suite 100		Aug. 2002.	July 2001.
Glendora, CA 91741	Chief	Indefinite
	Compliance	Term;
	Officer	Since
Sept. 2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.

 TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	Not	Not
(born 1973)		Term;	Officer, U.S.	Applicable.	Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC,
		2002.	since April 2006;
Vice President, U.S.
Bancorp Fund
Services, LLC since
1997; formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S.	Not	Not
(born 1971)		Term;	Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.		Since	Services LLC since
Milwaukee, WI 53202		December	2004; formerly,
		2005.	Associate, Krukowski
& Costello, S.C.,
(2002-2004);
formerly, Vice
President – Investment
Operations, Heartland
Advisors, Inc.
(1994-2002).

(1)	The Trustees of the Trust are not Òinterested personsÓ of the Trust as defined under the 1940 Act (ÒIndependent TrusteeÓ).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term ÒFund ComplexÓ applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

TCM GROWTH FUNDS

FEDERAL TAX INFORMATION (Unaudited)

The TCM Small Cap Growth Fund designates 0% of the ordinary distributions paid during the year ended September 30, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2007, 0% of the ordinary distributions paid by the TCM Small Cap Growth Fund, qualify for the dividend received deduction available to corporate shareholders.

The TCM Small Cap Growth Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2007.

September 30, 2007
Long-Term Capital Gain	$12,771,028

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on From N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California  94105-3441

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2007	FYE 9/30/2006
Audit Fees	$19,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

    TCM Small-Mid Cap Growth Fund
	FYE 9/30/2007	FYE 9/30/2006
Audit Fees	$12,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2007	FYE 9/30/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

       TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2007	FYE 9/30/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)    /s/ Robert M. Slotky
                                               Robert M. Slotky, President

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Robert M. Slotky
                                               Robert M. Slotky, President

Date

By (Signature and Title)    /s/ Eric W. Falkeis
                                               Eric W. Falkeis, Treasurer

Date

* Print the name and title of each signing officer under his or her signature.